FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 2002-1

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Pursuant to the Amended and  Restated  Master  Pooling and  Servicing  Agreement
dated as of December 31, 2001 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 2002-1 Supplement, dated as of November 29, 2000 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between Tyler International Funding, Inc., ad Transferor, First North American National Bank, as Servicer, and Bankers Trust Company, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


Due Period Ending                     May 31, 2002
Determination Date                    June 7, 2002
Distribution Date                     June 17, 2002


                                                                     ----
Class A and Class B Accumulation Period ("Y" or "N")?                 N
                                                                     ----
Early Amortization Period ("Y" or "N")?                               N
                                                                     ----
Sharing Principal Collections with another Series ("Y" or "N")?       N
                                                                     ----



MASTER TRUST INFORMATION

Receivables

1.   The aggregate amount of Eligible Receivables as of the end of
     the last day of the relevant Due Period                                       $ 1,305,844,478.92

2.   The aggregate amount of Principal Receivables as of the end
     of the last day of the relevant Due Period                                    $ 1,279,507,332.25

3.   The aggregate amount of Finance Charge Receivables as of
     the end of the last day of the relevant Due Period                            $    26,337,146.67

4.   The aggregate amount of Discount Option Receivables as of
                                                                                    ------------------
                                                                                    ------------------
     the end of the last day of the relevant Due Period                            $             0.00
                                                                                    ------------------
                                                                                    ------------------

5.   The Transferor Amount as of the end of the last day of the
     relevant Due Period                                                           $    26,607,332.25

6.   The Minimum Transferor Amount as of the end of the last
     day of the relevant Due Period                                                $             0.00

7.   The Excess Funding Account Balance as of the end of the
     last day of the relevant Due Period                                           $             0.00

8.   The aggregate principal balance of Receivables determined to be
     Receivables of Defaulted Accounts for the relevant Due Period                 $     7,206,749.07

9.   The aggregate amount of Recoveries for the relevant Due Period                $     1,780,223.50

10.  The Default Amount for the relevant Due Period                                $     5,426,525.57

Collections

11.  The aggregate amount of Collections of Principal Receivables
     for the relevant Due Period                                                   $   154,585,367.21

12.  The aggregate amount of Collections of Finance Charge
     Receivables for the relevant Due Period                                       $    18,656,893.77

13.  The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
     Account for the relevant Due Period                                           $             0.00

14.  The aggregate amount of Collections processed for the relevant
     Due Period (sum of lines 9+11+12+13)                                          $   175,022,484.48

                                                                                    ------------------
                                                                                    ------------------
15.  The average Discount Percentage for the relevant Due Period                   %             0.00%
                                                                                    ------------------
                                                                                    ------------------

Invested Amounts

16.  The Series 1998-2 Invested Amounts as of the end of the last day of the relevant Due Period
                a.  Class A                                                        $   150,000,000.00
                b.  Class B                                                        $    15,000,000.00
                                                                                    ------------------
                                                                                    ------------------
                c.  Total Invested Amount (sum of a - b)                           $   165,000,000.00

17.  The Series 2000-1 Invested Amounts as of the end of the last day of the relevant Due Period
                a.  Class A                                                        $   271,000,000.00
                b.  Class B                                                        $    57,500,000.00
                c.  Collateralized Trust Obligation                                $    47,500,000.00
                d.  Class D                                                        $    30,000,000.00
                                                                                    ------------------
                                                                                    ------------------
                e.  Total Invested Amount (sum of a - d)                           $   406,000,000.00

18.  The Series 2000-2 Invested Amounts as of the end of the last day of the relevant Due Period
                a.  Class A                                                        $   200,750,000.00
                b.  Class B                                                        $    31,625,000.00
                c.  Collateralized Trust Obligation                                $    26,125,000.00
                d.  Class D                                                        $    16,500,000.00
                                                                                    ------------------
                                                                                    ------------------
                e.  Total Invested Amount (sum of a - d)                           $   275,000,000.00

19.  The Series 2002-1 Invested Amounts as of the end of the last day of the relevant Due Period
                a.  Class A                                                        $   217,500,000.00
                b.  Class B                                                        $    34,500,000.00
                c.  Collateralized Trust Obligation                                $    28,500,000.00
                d.  Class D                                                        $    16,500,000.00
                e.  Class E                                                        $     3,000,000.00
                                                                                    ------------------
                                                                                    ------------------
                f.  Total Invested Amount (sum of a - e)                           $   300,000,000.00

20.  The Series 2002-2 Invested Amounts as of the end of the last day of the relevant Due Period
                a.  Class A                                                        $    94,000,000.00
                b.  Class B                                                        $    12,900,000.00
                                                                                    ------------------
                                                                                    ------------------
                c.  Total Invested Amount (sum of a - b)                           $   106,900,000.00

21.  The aggregate Invested Amount across all series of Investor
     Certificates outstanding as of the end of the last day of the
     relevant Due Period                                                           $ 1,252,900,000.00

Investor Amounts

22.  The Series 1998-2 Investor Amounts as of the end of the last day of the relevant Due Period
                a.  Class A                                                        $   150,000,000.00
                b.  Class B                                                        $    15,000,000.00
                                                                                    ------------------
                                                                                    ------------------
                c.  Total Investor Amount (sum of a - b)                           $   165,000,000.00

23.  The Series 2000-1 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                a.  Class A                                                        $   365,000,000.00
                b.  Class B                                                        $    57,500,000.00
                c.  Collateralized Trust Obligation                                $    47,500,000.00
                d.  Class D                                                        $    30,000,000.00
                                                                                    ------------------
                                                                                    ------------------
                e.  Total Adjusted Invested Amount (sum of a - d)                  $   500,000,000.00

24.  The Series 2000-2 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                a.  Class A                                                        $   200,750,000.00
                b.  Class B                                                        $    31,625,000.00
                c.  Collateralized Trust Obligation                                $    26,125,000.00
                d.  Class D                                                        $    16,500,000.00
                                                                                    ------------------
                                                                                    ------------------
                e.  Total Adjusted Invested Amount (sum of a - d)                  $   275,000,000.00

25.  The Series 2002-1 Adjusted Invested Amounts as of the end of the last day of the relevant Due Period
                a.  Class A                                                        $   217,500,000.00
                b.  Class B                                                        $    34,500,000.00
                c.  Collateralized Trust Obligation                                $    28,500,000.00
                d.  Class D                                                        $    16,500,000.00
                e.  Class E                                                        $     3,000,000.00
                                                                                    ------------------
                                                                                    ------------------
                e.  Total Adjusted Invested Amount (sum of a - d)                  $   300,000,000.00

26.  The Series 2002-2 Investor Amounts as of the end of the last day of the relevant Due Period
                a.  Class A                                                        $    94,000,000.00
                b.  Class B                                                        $    12,900,000.00
                                                                                    ------------------
                                                                                    ------------------
                c.  Total Investor Amount (sum of a - b)                           $   106,900,000.00

27.  The aggregate Investor Amount across all series of Investor
     Certificates outstanding as of the end of the last day of the
     relevant Due Period                                                           $ 1,346,900,000.00

Series 2002-1 Allocation Percentages

28.  The Fixed Percentage with respect to the relevant
     Due Period
                a.  Class A                                                                      0.00%
                b.  Class B                                                                      0.00%
                c.  Collateralized Trust Obligation                                              0.00%
                d.  Class D                                                                      0.00%
                e.  Class E                                                                      0.00%
                                                                                    ------------------
                                                                                    ------------------
                f.  Series 2002-1 Total                                                          0.00%
                                                                                    ------------------
                                                                                    ------------------

29.  The Floating Percentage with respect to the relevant
     Due Period
                a.  Class A                                                                     17.04%
                b.  Class B                                                                      2.70%
                c.  Collateralized Trust Obligation                                              2.23%
                d.  Class D                                                                      1.29%
                e.  Class E                                                                      0.24%
                                                                                    ------------------
                                                                                    ------------------
                f.  Series 2002-1 Total                                                         23.50%
                                                                                    ------------------
                                                                                    ------------------

Allocation of Collections

30.  The Series 2002-1 allocation of Collections of Principal
     Receivables for the relevant Due Period (line 29 times
     line 11)
                a.  Class A                                                        $    19,557,238.64
                b.  Class B                                                        $     3,102,182.68
                c.  Collateralized Trust Obligation                                $     2,562,672.65
                d.  Class D                                                        $     1,483,652.59
                e.  Class E                                                        $       269,755.02
                                                                                   -------------------
                                                                                   -------------------
                e.  Series 2002-1 Total                                            $    26,975,501.58
                                                                                   -------------------
                                                                                   -------------------

31.  The Series 2002-1 allocation of Collections of Finance
     Charge Receivables for the relevant Due Period (line 29
     times line 12)
                a.  Class A                                                        $     2,501,923.66
                b.  Class B                                                        $       396,856.86
                c.  Collateralized Trust Obligation                                $       327,838.27
                d.  Class D                                                        $       189,801.10
                d.  Class E                                                        $        34,509.29
                                                                                   -------------------
                                                                                   -------------------
                e.  Series 2002-1 Total                                            $     3,450,929.18
                                                                                   -------------------
                                                                                   -------------------

Portfolio Yield and Delinquencies

32.  The Portfolio Yield for the relevant Due Period (including
     Shared Excess Finance Charge Collections, if allocated)
     with respect to Series 2002-1                                                 %            11.90%

33.  The 3-month average Portfolio Yield for the three most recent
     Due Periods                                                                   %            11.90%

34.  The Base Rate for the relevant Due Period                                     %             4.60%

35.  The 3-month average Base Rate for the three most recent
     Due Periods                                                                   %             4.60%

36.  Average Portfolio Yield less average Base Rate                                %             7.30%

37.  The amount of Shared Excess Finance Charge Collections
     allocable to Series 2002-1 with respect to any Finance Charge
     Shortfall in such Series for the relevant Due Period                          $             0.00

38. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                    ------------------
                                                                                    ------------------
                     (a)     Delinquent 31 to 60 days                              $    20,757,900.18
                                                                                    ------------------
                                                                                    ------------------
                     (b)     Delinquent 61 to 90 days                              $    12,804,854.55
                                                                                    ------------------
                                                                                    ------------------
                     (c)     Delinquent 91 days or more                            $    24,710,743.32
                                                                                    ------------------
                                                                                    ------------------

Determination of Monthly Interest

39.  Class A Monthly Interest:
                a.  Class A Monthly Interest                                       $       502,847.92
                b.  Funds allocated and available to pay Class A
                     Monthly Interest for relevant Due Period (4.3a)               $     2,501,923.66
                c.  Class A Interest Shortfall (a less b)                          $             0.00
                d.  Class A Additional Interest                                    $             0.00

40.  Class B Monthly Interest:
                a.  Class B Monthly Interest                                       $       107,659.17
                b.  Funds allocated and available to pay Class B
                     Monthly Interest for relevant Due Period (4.3b)               $       396,856.86
                c.  Class B Interest Shortfall (a less b)                          $             0.00
                d.  Class B Additional Interest                                    $             0.00

41.  CTO Monthly Interest
                a.  CTO Monthly Interest                                           $       114,902.50
                b.  Funds allocated and available to pay CTO/
                     Monthly Interest for relevant Due Period                      $       327,838.27
                c.  CTO Interest Shortfall (a less b)                              $             0.00
                d.  CTO Additional Interest                                        $             0.00

42.   Class D Monthly Interest:
                a.  Class D Monthly Interest                                       $       137,930.83
                b.  Funds allocated and available to pay
                     Class D Monthly Interest for relevant Due Period              $       189,801.10
                c.  Class D Interest Shortfall (a less b)                          $             0.00
                d.  Class D Additional Interest                                    $             0.00

43.  Class E Monthly Interest
                a. Class E Monthly Interest                                        $        25,078.33
                b. Funds allocated and available to pay
                    Class E Monthly Interest for relevant Due Period               $        34,509.29
                c. Class E Interest Shortfall (a less b)                           $             0.00
                d. Class E Additional Interest                                     $             0.00
Accumulation Period

44.  Required Accumulation Factor Number                                                        12.00
45.  Accumulation Period Factor                                                                  1.00
46.  Accumulation Period Length                                                                 12.00
47.  Accumulation Period Commencement Date                                              April 1, 2004

Determination of Monthly Principal

48.  Class A Monthly Principal (pursuant to section 4.4a):
             (X)a.  Fixed Allocation Percentage of Principal Receivable
                    Collections + Shared - Reallocated Coll. Applied               $             0.00
             (Y)a.  Controlled Accumulation Amount                                 $             0.00
                b.  Deficit Controlled Accumulation Amount                         $             0.00
                c.  Controlled Deposit Amount                                      $             0.00
             (Z)a.  Class A Adjusted Invested Amount as of beginning of
                    Due Period                                                     $   217,500,000.00
     Class A Monthly Principal (the least of x,y,z)                                $             0.00

49.  Class B Monthly Principal (pursuant to section 4.4b)
     (distributable only after principal funding acct balance= O/S prin bal of Class A Cert.)
             (X)a.  Fixed Allocation Percentage of Principal Receivable
                    Collections + Shared - Reallocated Collections
                    Applied - Class A Monthly Principal                            $             0.00
             (Y)a.  Controlled Accumulation Amount                                 $             0.00
                b.  Deficit Controlled Accumulation Amount                         $             0.00
                c.  Controlled Deposit Amount                                      $             0.00
             (Z)a.  Class B Adjusted Invested Amount as of beginning of
                    Due Period                                                     $    34,500,000.00
     Class B Monthly Principal (the least of x,y,z)                                $             0.00

50.  CTO Monthly Principal (pursuant to section 4.4c)
             (X)a.  Available Principal Collections - Class A Monthly
                    Principal and Class B Monthly Principal                        $             0.00
             (Y)a.  Controlled Accumulation Amount                                 $             0.00
                b.  Deficit Controlled Accumulation Amount                         $             0.00
                c.  Controlled Deposit Amount                                      $             0.00
             (Z).a. CTO Adjusted Invested Amount as of beginning of
                    Due Period                                                     $    28,500,000.00
     CTO Monthly Principal (the least of x,y,z)                                    $             0.00

51.  Class D Monthly Principal (pursuant to section 4.4d)
     (distributable only after CTO is paid in full)                                $             0.00

52.  Class E Monthly Principal (pursuant to section 4.4e)
     (distributable only after CTO is paid in full)                                $             0.00

Available Funds

53.  Class A Available Funds
                a.  Class A Finance Charge allocation (line 31a)                   $     2,501,923.66
                b.  Class A Cap Payment                                            $             0.00
                c.  The amount of Principal Funding Investment Proceeds and
                     Reserve Account Investment Proceeds for such prior
                     Due Period                                                    $             0.00
                d.  Any amount of Reserve Account withdrawn and
                     included in Class A Available Funds (section 4.14d)           $             0.00
                e.  Class A Available Funds (sum a-d)                              $     2,501,923.66

54.  Class B Available Funds
                a.  Class B Finance Charge allocation (line 31b)                   $       396,856.86
                b.  Class B Cap Payment                                            $             0.00
                c.  The amount of Principal Funding Investment Proceeds and
                    Reserve Account Investment Proceeds for such prior
                    Due Period                                                     $             0.00
                d.  Any amount of Reserve Account withdrawn and
                     included in Class B Available Funds (section 4.14d)           $             0.00
                e.  Class B Available Funds (sum a-d)                              $       396,856.86

55.  CTO Available Funds:
                a.  CTO Finance Charge allocation (line 31c)                       $       327,838.27
                b.  CTO Cap Payment                                                $             0.00
                c.  On or After CTO Principal Commencement Date, the amount of
                     Principal Funding Investment Proceeds for such prior
                     Due Period                                                    $             0.00
                d.  Any amount of Reserve Account withdrawn and
                     included in CTO Available Funds (section 4.14d)               $             0.00
                e.  CTO Available Funds (sum a-d)                                  $       327,838.27

56.  Class D Available Funds
                a.  Class D Finance Charge allocation (line 31d)                   $       189,801.10

57.  Class E Available Funds
                a.  Class E Finance Charge allocation (line 31d)                   $        34,509.29

Reallocated Principal Collections

58.  Class E Subordinated Principal Collections (to the extent                     $             0.00
     needed to fund Required Amounts)

59.  Class D Subordinated Principal Collections (to the extent                     $             0.00
     needed to fund Required Amounts)

60.  Collateral Subordinated Principal Collections (to the extent                  $             0.00
     needed to fund Required Amounts)

61   Class B Subordinated Principal Collections (to the extent                     $             0.00
     needed to fund Required Amounts)

62.  Total Reallocated Principal Collections                                       $             0.00

Investor Default Amounts

63   Class A Investor Default Amount                                               $       780,555.66
                                                                                   %             4.30%

64.  Class B Investor Default Amount                                               $       123,812.28
                                                                                   %             4.30%

65.  CTO Investor Default Amount                                                   $       102,279.71
                                                                                   %             4.30%

66.  Class D Investor Default Amount                                               $        59,214.57
                                                                                   %             4.30%

67.  Class E Investor Default Amount                                               $        10,766.29
                                                                                   %             4.30%

68.  Aggregate Investor Default Amount                                             $     1,076,628.50
                                                                                   %             4.30%
Allocable Amounts for Series 2002-1

69.  The Allocable Amount for Series 2002-1 as of the end of the
     relevant Due Period (Inv Default Amt + Series 02-1 Adjust Amt)
          Class A                                                                  $       780,555.66
          Class B                                                                  $       123,812.28
          Class C                                                                  $       102,279.71
          Class D                                                                  $        59,214.57
          Class E                                                                  $        10,766.29
                                                                                    ------------------
                                                                                    ------------------
     Aggregate Allocable Amount                                                    $     1,076,628.50

Required Amounts for Series 2002-1

70.  Class A Required Amount (section 4.5a)
                a.  Class A Monthly Interest for current Distribution
                     Date                                                          $       502,847.92
                b.  Class A Monthly Interest previously due but not
                     paid                                                          $             0.00
                c.  Class A Additional Interest for prior Due Period
                     or previously due but not paid                                $             0.00
                d.  Class A Investor Allocable Amount                              $       780,555.66
                e.  Class A Servicing Fee (if FNANB is no longer
                     servicer)                                                     $             0.00
                f.  Class A Available Funds                                        $     2,501,923.66
                g.  Class A Required Amount (sum of a-e minus f)                   $             0.00

71.  Class B Required Amount (section 4.5b)
                a.  Class B Monthly Interest for current Distribution
                     Date                                                          $       107,659.17
                b.  Class B Monthly Interest previously due but not
                     paid                                                          $             0.00
                c.  Class B Additional Interest for prior Due Period
                     or previously due but not paid                                $             0.00
                d.  Class B Servicing Fee (if FNANB is no longer
                     servicer)                                                     $             0.00
                e.  Class B Available Funds                                        $       396,856.86
                f.  Excess of Class B Allocable Amount over
                     funds available to make payments (section 4.8d)               $             0.00
                g.  Class B Required Amount ((sum of a-d) minus e
                     plus f)                                                       $             0.00

72.  CTO Required Amount (section 4.5c)
                a.  CTO Monthly Interest for current
                     Distribution date                                             $       114,902.50
                b.  CTO Monthly Interest previously
                     due but not paid                                              $             0.00
                c.  CTO Additional Interest for prior
                     Due Period or previously due but not paid                     $             0.00
                d.  CTO Servicing Fee (if FNANB is
                     no longer servicer)                                           $             0.00
                e.  CTO Available Funds                                            $       327,838.27
                f.  Excess of Collateral Allocable Amount
                     over funds available to make payments                         $             0.00
                g.  CTO Required Amount ((sum of
                     a-d) minus e plus f)                                          $             0.00

73.  Class D Required Amount (section 4.5d)
                a.  Class D Monthly Interest for current
                     Distribution date                                             $       137,930.83
                b. Class D Monthly Interest previously
                     due but not paid                                              $             0.00
                c.  Class D Additional Interest for prior
                     Due Period or previously due but not paid                     $             0.00
                d.  Class D Servicing Fee (if FNANB is
                     no longer servicer)                                           $             0.00
                e.  Class D Available Funds                                        $       189,801.10
                f.  Excess of Class D Allocable Amount
                     over funds available to make payments                         $             0.00
                g.  Class D Required Amount ((sum of
                     a-d) minus e plus f)                                          $             0.00

74.  Class E Required Amount (section 4.5e)
                a.  Class E Monthly Interest for current
                     Distribution date                                             $        25,078.33
                b.  Class E Monthly Interest previously
                     due but not paid                                              $             0.00
                c.  Class E Additional Interest for prior
                     Due Period or previously due but not paid                     $             0.00
                d.  Class E Servicing Fee (if FNANB is
                     no longer servicer)                                           $             0.00
                e.  Class E Available Funds                                        $        34,509.29
                f.  Excess of Class E Allocable Amount
                     over funds available to make payments                         $             0.00
                g.  Class E Required Amount ((sum of
                     a-d) minus e plus f)                                          $             0.00
Investor Charge-Offs

75.  The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateralized Trust Obligation
     Amount and Class D Invested Amount
                a.  Class A                                                        $             0.00
                b.  Class B                                                        $             0.00
                c.  Collateralized Trust Obligation Amount                         $             0.00
                d.  Class D                                                        $             0.00
                e.  Class E                                                        $             0.00

76.  The aggregate amount of Class B Investor Charge-Offs and the reductions in the Collateralized Trust Obligation Amount and Class D
     Invested Amount
                a.  Class B                                                        $             0.00
                b.  Collateralized Trust Obligation Amount                         $             0.00
                c.  Class D                                                        $             0.00
                d.  Class E                                                        $             0.00

77.  The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                a.  Collateralized Trust Obligation Amount                         $             0.00
                b.  Class D                                                        $             0.00
                c.  Class E                                                        $             0.00

78.  The aggregate amount of Class D Charge-Offs and the reductions in Class E Invested Amount
                b.  Class D                                                        $             0.00
                c.  Class E                                                        $             0.00

79.  The aggregate amount of Class E Charge-Offs and the reductions in Class E Invested Amount
                c.  Class E                                                        $             0.00

Servicing Fee
     (2% of total Invested Amount)
80.  Class A Servicing Fee for the relevant Due Period                             $       362,500.00

81.  Class B Servicing Fee for the relevant Due Period                             $        57,500.00

82.  CTO Servicing Fee for the relevant Due Period                                 $        47,500.00

83.  Class D Servicing Fee for the relevant Due Period                             $        27,500.00

84.  Class E Servicing Fee for the relevant Due Period                             $         5,000.00

Reserve Account

85.  Lowest historical 3 month average Portfolio Yield less 3 month
     average Base Rate (must be > 4%, or line 86 will adjust accordingly)          %             7.30%

86.  Reserve Account Funding Date (based on line 85)                                         02/16/04

87.  Required Reserve Account Amount (after the Reserve Account
     Funding Date, 0.5% times the Class A, Class B, CTO and Class D O/S
     Certificates)                                                                 $             0.00

88.  Covered Amount                                                                $             0.00

89.  Available Reserve Account Amount
                a.  Reserve Draw Amount (covered amount - p.f. proceeds)           $             0.00
                b.  Reserve Account Investment Proceeds                            $             0.00
                c.  Amount on deposit in the Reserve Account at the end of the
                     relevant Due Period less Investment Proceeds                  $             0.00
                d.  Required Reserve Account Amount (line 76)                      $             0.00
                e.  Available Reserve Account Amount (after Reserve Draw)          $             0.00
                                                                                    ------------------
                                                                                    ------------------
                f.  Required Reserve Account Deposit on Distribution Date          $             0.00
                                                                                    ------------------
                                                                                    ------------------

Principal Funding Account

90.  Principal Funding Account Balance at the beginning of the Due Period
     less investment proceeds.                                                     $             0.00

91.  a.  Daily Deposits to the Principal Funding Account during the
          relevant Due Period (pursuant to sec 4.6f)                               $             0.00
     b.  Principal Funding Account Investment Proceeds                             $             0.00

92.  Withdrawals from the Principal Funding Account during the relevant
     Due Period                                                                    $             0.00

93.  Principal Funding Account Balance as of the last day of the
     relevant Due Period less investment proceeds.                                 $             0.00

Spread Account

94.  Average Excess Spread Percentage for three consecutive Due Periods            %             7.30%

95.  Available Spread Account Amount
                a.  Spread Account Balance at the beginning of the Due Period      $     4,500,000.00
                b.  Spread Account Draw Amount                                     $             0.00
                c.  Spread Account Investment Proceeds                             $         5,305.78
                d.  Amount on Deposit in the Spread Account at end of relevant
                     Due Period less Spread Acct Investment Proceeds               $     4,500,000.00
                e.  Required Spread Account Amount                                 $     4,500,000.00
                f.  Available Spread Account Amount (lesser of d and e)            $     4,500,000.00

96.  Spread Account deficiency, deposit to Spread Account                          $             0.00

97.  Spread Account Surplus                                                        $             0.00


98.  LIBOR Determination date for the relevant Due Period                                   13-May-02

99.  LIBOR rate for the relevant Due Period                                        %           1.8400%

100. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.


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                IN WITNESS WHEREOF, the undersigned has duly executed and
                delivered this Certificate this 7th day of June, 2002


                                FIRST NORTH AMERICAN NATIONAL BANK,
                                as Servicer


                                By /s/Philip J. Dunn
                                   --------------------------
                                Name:  Philip J. Dunn
                                Title:  Vice President